Exhibit 10.1

EXECUTION COPY

CONSENT, WAIVER AND AMENDMENT NO. 5

Dated as of May 23, 2013

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of November 24, 2009, as amended and restated as of February 2, 2011

THIS CONSENT, WAIVER AND AMENDMENT NO. 5 (this “Consent and Amendment”) is made as of May 23, 2013 by and among Inergy, L.P., a Delaware limited partnership (the “Borrower”), the financial institutions listed on the signature pages hereof (collectively, the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Amended and Restated Credit Agreement dated as of November 24, 2009, as amended and restated as of February 2, 2011, by and among the Borrower, the lenders party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent consent to certain transactions and agree to waive certain provisions of and make certain amendments to the Credit Agreement;

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to so consent and agree to such waivers and amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to enter into this Consent and Amendment.

1. Consent and Waiver. The Borrower has informed the Administrative Agent and the Lenders of its intent to enter into a series of transactions described in clauses (a) through (d) below (collectively, and together with any other actions related thereto, as more fully described in (i) the Purchase and Sale Agreement dated as of May 6, 2013 among Crestwood Holdings LLC, a Delaware limited liability company (“CW Holdings”), Crestwood Gas Services Holdings LLC, a Delaware limited liability company (“CGSH”), NRGP Limited Partner, LLC, a Delaware limited liability company (“NRGP”), and Inergy Holdings GP, LLC, a Delaware limited liability company (“IGHP”) (the “Purchase Agreement”); (ii) the Contribution Agreement dated as of May 6, 2013 among CW Holdings, CGSH, the Borrower and Inergy GP LLC, a Delaware limited liability company (the “Contribution Agreement”), (iii) the Agreement and Plan of Merger dated as of May 6, 2013 among Crestwood Midstream Partners LP, a Delaware limited partnership (“CMLP”), Crestwood Gas Services GP LLC, a Delaware limited liability company, Inergy Midstream, L.P., a Delaware limited partnership (“NRGM”), NRGM GP, LLC, a Delaware limited liability company, the Borrower and Intrepid Merger Sub, LLC, a Delaware limited liability company (the “Merger Agreement”) and (iv) the disclosures of the Borrower filed with or furnished to the Securities and Exchange Commission, including any exhibits thereto, collectively, the “Transactions”):

(a) The Borrower will deposit all of the NRGM units held by the Borrower as of the date of such deposit with an exchange agent for the benefit of the Borrower unitholders (the “NRGM Unit Distribution”).

(b) CW Holdings and CGSH will acquire from IGHP and NRGP all of the partnership interests of Inergy Holdings, L.P. (“Inergy Holdings”), the sole member of Inergy GP, the general partner of the Borrower, for a cash payment of $80,000,000 (the “IGP Acquisition”).

(c) CGSH will contribute its limited liability company interests in Crestwood Gas Services GP LLC (“CMLP GP”), the holder of all of the general partner interest and incentive distribution rights in Crestwood Midstream Partners LP, to the Borrower in exchange for NRGY Units (the “CMLP GP Acquisition”).

(d) CMLP will merge into a newly-formed subsidiary of NRGM (the “NRGM Borrower”). Thereafter, CMLP will merge into the NRGM Borrower (the “CMLP Acquisition”).

The Borrower has requested the Administrative Agent and the Lenders to consent (the “Consent”) to and agree with the following in connection with Transactions:

(i) notwithstanding anything contained in any provisions of the Credit Agreement to the contrary, including, without limitation in Section 6.03 (Mergers; Sales of Assets; Sale-Leasebacks and other Fundamental Changes), Section 6.04 (Investments, Loans, Advances, Guarantees and Acquisitions), Section 6.06 (Restricted Payments), Section 6.07 (Transactions with Affiliates) or Section 6.11 (Amendments to Organic Documents), the Borrower may take any of the actions described in clauses (a) through (d) above and may otherwise consummate the Transactions, and the Administrative Agent and the Lenders hereby waive any provisions under the Credit Agreement which would otherwise prohibit, impair or restrict the ability of the Borrower to consummate the Transactions; and

(ii) notwithstanding anything contained in any provisions of the Credit Agreement to the contrary, the Administrative Agent and the Lenders agree that the Transactions (or any transactions related thereto) shall not constitute a Change in Control for any purposes under the Credit Agreement, including, without limitation in Article VII (Events of Default).

Effective as of Effective Date, the Administrative Agent and the Lenders hereby grant the Consent.

2. Amendments to the Credit Agreement. Effective as of the Effective Date, the parties hereto agree that the Credit Agreement is hereby amended as follows:

Section 1.01 of the Credit Agreement is amended to add the following definitions thereto in the proper alphabetical sequence and, where applicable, replace the corresponding previously existing definitions:

“FRC Permitted Holders” means (i) FRC Founders Corporation (formerly known as First Reserve Corporation) (the “Sponsor”), (ii) each Affiliate of the Sponsor that is neither a portfolio company nor a company controlled by a portfolio company (any such Affiliate, a “Sponsor Affiliate”) and (iii) each general partner of the Sponsor or Sponsor Affiliate who is a partner or employee of the Sponsor; provided that, notwithstanding the foregoing, in no event shall Crestwood Holdings Partners LLC, Crestwood Holdings II LLC, Crestwood Holdings LLC or any of their direct or indirect subsidiaries (and in each case, including any successor entity) be considered a “portfolio company” of the Sponsor.

“Net Consideration” means 100% of the consideration received by the Borrower or any of its Subsidiaries (including any non-cash consideration, cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise and including casualty insurance settlements and condemnation awards, but only as and when received) from any loss, damage, destruction or condemnation of, or any sale, transfer or other disposition (including any sale and leaseback of assets) to any Person of any asset or assets of the Borrower or any of its Subsidiaries (other than, for the avoidance of doubt, the NRGM Unit Distribution) net of (i) attorneys’ fees, accountants’ fees, investment banking fees, sales commissions, transfer taxes, required debt payments and required payments of other obligations relating to the applicable asset (other than pursuant hereto) and any cash reserve for adjustment in respect of the sale price of such asset established in accordance with GAAP, including without limitation, pension and post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith and (ii) Taxes paid or payable as a result thereof. For purposes of calculating the amount of Net Consideration, fees, commissions and other costs and expenses payable to the Borrower or any of its Affiliates shall be disregarded.

“NRGM Unit Distribution” means the deposit by the Borrower of all of the NRGM units held by the Borrower as of the date of such deposit with an exchange agent for the benefit of the Borrower unitholders.

“NRGM Unit Distribution Date” means the date on which the NRGM Unit Distribution occurs.

“Partnership Agreement” means the Third Amended and Restated Agreement of Limited Partnership of Inergy, L.P. dated as of November 5, 2010.

“Permitted NRGM Dropdown” means any disposition, sale, lease or transfer of any asset or property (other than any Capital Stock of NRGM or any of its subsidiaries) owned by the Borrower or any Subsidiary to NRGM or any of its subsidiaries; provided that (i) such disposition, sale, lease or transfer is for fair market value and (ii) at the time of and immediately after giving effect (including pro forma effect) to each such disposition, sale, lease or transfer no Default or Event of Default shall have occurred or be continuing.

“Specified Revolving Commitment Reduction” has the meaning assigned to such term in Section 2.09(d).

(a) Section 1.01 of the Credit Agreement is amended by deleting clause (iv) of the definition of “Change in Control” in its entirety and replacing it with the following:

(iv) any Person or group of Persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934), other than (x) the holders of Capital Stock of Inergy Holdings GP on the Original Effective Date and (y) FRC Permitted Holders, shall acquire, directly or indirectly, more than 30% of the outstanding Capital Stock of Inergy Holdings GP;

(b) Section 2.01 of the Credit Agreement is amended by adding the parenthetical “(including, without limitation, subject to the Specified Revolving Commitment Reductions required pursuant to Section 2.09(d))” immediately following the phrase “conditions set forth herein” appearing in the fourth sentence thereof.

(c) Section 2.09 of the Credit Agreement is amended by adding the following new clause (d) to the end thereof:

(d) On and after the NRGM Unit Distribution Date, the aggregate General Partnership Commitments shall be automatically, permanently and irrevocably reduced (any such reduction pursuant to this Section 2.09(d), a “Specified Revolving Commitment Reduction”) in an amount equal to 100% of any Net Consideration received by or on behalf of the Borrower or any of its Subsidiaries; provided that the aggregate amount of all Specified Revolving Commitment Reductions shall not exceed $300,000,000.

(d) Section 2.11(b) of the Credit Agreement is amended by (i) adding the parenthetical “(including, without limitation, any such excess created as a result of Specified Revolving Commitment Reductions pursuant to Section 2.09(d))” immediately prior to the phrase “, then the Borrower shall” appearing in clause (i) thereof and (ii) deleting clause (ii) thereof in its entirety and replacing such clause with the following new clause (ii):

(ii) Net Consideration. In the event and on each occasion that any Net Consideration is received in cash by or on behalf of the Borrower or any of its Subsidiaries, the Borrower shall, immediately after such Net Consideration is received (and in any event within three (3) Business Days after receipt thereof), prepay the General Partnership Loans in an aggregate amount equal to 100% of such Net Consideration received in cash.

(e) Section 6.03(a) of the Credit Agreement is amended by (i) deleting the word “or” appearing immediately before clause (ii)(e) thereof and (ii) adding the following as a new clause (ii)(f) thereof:

or (f) any Permitted NRGM Dropdown.

(f) Section 6.07 of the Credit Agreement is amended by (i) deleting the word “and” appearing immediately before clause (4) thereof and replacing such word with a comma and (ii) adding the following as a new clause (5) thereof:

and (5) any Permitted NRGM Dropdown.

3. Conditions of Effectiveness. This Consent and Amendment shall become effective on the date that each of the following conditions is met (the “Effective Date”); provided that, if the Effective Date shall not have occurred on or prior to November 5, 2013, this Consent and Amendment shall automatically terminate and shall not be effective or valid or binding on any of the parties hereto:

(a) The Administrative Agent shall have received counterparts of this Consent and Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors.

(b) The Administrative Agent shall have received, on behalf of each of the Required Lenders which executes this Consent and Amendment and submits to the Administrative Agent a signature page hereto at or prior to 5:00 p.m. (New York time) on May 23, 2013, an amendment fee equal to 0.125% of the outstanding principal amount of the Revolving Commitments held by it immediately prior to the Effective Date.

(c) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to date hereof, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees and expenses of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrower in connection with this Consent and Amendment.

(d) The Administrative Agent shall have received evidence reasonably satisfactory to it that the Transactions are being consummated on the Effective Date.

4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Consent and Amendment and the Credit Agreement as modified hereby constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(b) The representations and warranties of the Borrower set forth in the Credit Agreement are true and correct on and as of the date hereof in all material respects (other than those representations and warranties already qualified by materiality or material adverse effect, such representations and warranties to be accurate in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date in all material respects (other than those representations and warranties already qualified by materiality or material adverse effect, such representations and warranties to be accurate in all respects).

5. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Credit Document shall mean and be a reference to the Credit Agreement as modified hereby.

(b) Each Credit Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Consent and Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Credit Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) Upon the effectiveness hereof, this Consent and Amendment shall be a Credit Document for all purposes.

6. Governing Law. This Consent and Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Consent and Amendment are included herein for convenience of reference only and shall not constitute a part of this Consent and Amendment for any other purpose.

8. Counterparts. This Consent and Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Consent and Amendment has been duly executed as of the day and year first above written.

INERGY, L.P., as the Borrower

By: INERGY GP, LLC, its general partner

By	/s/ Michael J. Campbell
Name: Michael J. Campbell
Title: Senior Vice President, Chief Financial Officer

Signature Page to Consent, Waiver and Amendment No. 5 to

Amended and Restated Credit Agreement

Inergy, L.P.

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By:	/s/ Preeti Bhatnagar
Name:	Preeti Bhatnagar
Title:	Authorized Officer

Signature Page to Consent, Waiver and Amendment No. 5 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

BANK OF AMERICA, N.A.

By	/s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

Signature Page to Consent, Waiver and Amendment No. 5 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

WELLS FARGO, N.A.

By	/s/ Brandon Kast
Name: Brandon Kast
Title: Assistant Vice President

Signature Page to Consent, Waiver and Amendment No. 5 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

BARCLAYS BANK PLC

By	/s/ Sreedhar R. Kona
Name:	Sreedhar R. Kona
Title:	Vice President

Signature Page to Consent, Waiver and Amendment No. 5 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:	/s/ Tyler R. Smith
Name:	Tyler R. Smith
Title:	Authorized Signatory

Signature Page to Consent, Waiver and Amendment No. 5 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

MORGAN STANLEY BANK, N.A.

By	/s/ Christopher Winthrop
Name:	Christopher Winthrop
Title:	Authorized Signatory

Signature Page to Consent, Waiver and Amendment No. 5 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

SUNTRUST BANK

By	/s/ John Kovarik
Name:	John Kovarik
Title:	Vice President

Signature Page to Consent, Waiver and Amendment No. 5 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

CITIBANK, N.A.

By	/s/ Michael Zeller
Name:	Michael Zeller
Title:	Vice President

Signature Page to Consent, Waiver and Amendment No. 5 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

FIFTH THIRD BANK

By	/s/ Neil G. Mesch
Name:	Neil G. Mesch
Title:	SVP

Signature Page to Consent, Waiver and Amendment No. 5 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

THE BANK OF TOKOYO-MITSUBISHI UFJ, LTD.

By	/s/ Andrew Oram
Name:	Andrew Oram
Title:	Managing Director

Signature Page to Consent, Waiver and Amendment No. 5 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

COMERICA BANK

By	/s/ Justin Crawford
Name:	Justin Crawford
Title:	Senior Vice President

Signature Page to Consent, Waiver and Amendment No. 5 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

ROYAL BANK OF CANADA

By	/s/ Jason York
Name:	Jason York
Title:	Authorized Signatory

Signature Page to Consent, Waiver and Amendment No. 5 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

THE ROYAL BANK OF SCOTLAND PLC

By	/s/ Sanjay Remond
Name:	Sanjay Remond
Title:	Authorized Signatory

Signature Page to Consent, Waiver and Amendment No. 5 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

PNC BANK, NATIONAL ASSOCIATION

By	/s/ M. Colin Warman
Name:	M. Colin Warman
Title:	Vice President

Signature Page to Consent, Waiver and Amendment No. 5 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

BOKF, NA DBA BANK OF OKLAHOMA

By	/s/ J. Nick Cooper
Name:	J. Nick Cooper
Title:	Vice President

Signature Page to Consent, Waiver and Amendment No. 5 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

RAYMOND JAMES, N.A.

By	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Vice President

Signature Page to Consent, Waiver and Amendment No. 5 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

BRANCH BANKING AND TRUST COMPANY

By	/s/ Max N. Greer III
Name:	Max N. Greer III
Title:	Authorized Signatory

Signature Page to Consent, Waiver and Amendment No. 5 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

THE PRIVATEBANK AND TRUST COMPANY

By	/s/ Zach Strube
Name:	Zach Strube
Title:	Commercial Banking Officer

Signature Page to Consent, Waiver and Amendment No. 5 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

U.S. Bank, N.A.

By	/s/ Colleen S. Hayes
Name:	Colleen S. Hayes
Title:	Vice President

Signature Page to Consent, Waiver and Amendment No. 5 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

BANK MIDWEST, a division of NBH Bank, N.A.

By	/s/ Tyson Blau
Name:	Tyson Blau
Title:	AVP

Signature Page to Consent, Waiver and Amendment No. 5 to

Amended and Restated Credit Agreement

Inergy, L.P.

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Consent, Waiver and Amendment No. 5 to the Amended and Restated Credit Agreement dated as of November 24, 2009, as amended and restated as of February 2, 2011 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Inergy, L.P., the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Consent, Waiver and Amendment No. 5 is dated as of May 23, 2013 (the “Consent and Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Consent and Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Credit Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Credit Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Consent and Amendment.

Dated: May 23, 2013

[Signature Page Follows]

L & L TRANSPORTATION, LLC		STELLAR PROPANE SERVICE, LLC

By:	/s/ Michael J. Campbell	By:	/s/ Michael J. Campbell
Name:	Michael J. Campbell	Name:	Michael J. Campbell
Title:	Senior Vice President, Chief Financial Officer	Title:	Senior Vice President, Chief Financial Officer

INERGY TRANSPORTATION, LLC		INERGY SALES & SERVICE, INC.

By:	/s/ Michael J. Campbell	By:	/s/ Michael J. Campbell
Name:	Michael J. Campbell	Name:	Michael J. Campbell
Title:	Senior Vice President, Chief Financial Officer	Title:	Senior Vice President, Chief Financial Officer

INERGY FINANCE CORP.		INERGY PARTNERS, LLC

By:	/s/ Michael J. Campbell	By:	/s/ Michael J. Campbell
Name:	Michael J. Campbell	Name:	Michael J. Campbell
Title:	Senior Vice President, Chief Financial Officer	Title:	Senior Vice President, Chief Financial Officer

TRES PALACIOS GAS STORAGE LLC		IPCH ACQUISITION CORP.

By:	/s/ Michael J. Campbell	By:	/s/ Michael J. Campbell
Name:	Michael J. Campbell	Name:	Michael J. Campbell
Title:	Senior Vice President, Chief Financial Officer	Title:	Senior Vice President, Chief Financial Officer

Signature Page to Consent and Reaffirmation to Consent, Waiver and Amendment No. 5 to

Amended and Restated Credit Agreement

Inergy, L.P.